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                                                                   Exhibit 10.80

                           MASTER SECURITY AGREEMENT

     THIS MASTER SECURITY AGREEMENT, made as of ___________________, 1999 ("Agreement"), by and between General Electric Capital Corporation, a New York corporation with an address at 44 Old Ridgebury Road, Danbury, CT 06810 ("Secured Party"), and Tarrant Mexico, S de R.L. de C.V., a corporation organized and existing under the laws of the state of __________ with its chief executive offices located at __________________________________ ("Debtor").

     In consideration of the promises herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

1.   CREATION OF SECURITY INTEREST.

     Debtor hereby gives, grants and assigns to Secured Party, its successors and assigns forever, a security interest in and against any and all property listed on any collateral schedule now or hereafter annexed hereto or made a part hereof ("Collateral Schedule"), and in and against any and all additions, attachments, accessories and accessions thereto, any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds thereof (all of the foregoing being hereinafter individually and collectively referred to as the "Collateral"). The foregoing security interest is given to secure the payment and performance of any and all debts, obligations and liabilities of any kind, nature or description whatsoever (whether primary, secondary, direct, contingent, sole, joint or several, or otherwise, and whether due or to become due) of (a) Debtor to Secured Party, now existing or hereafter arising, under this Agreement, any Collateral Schedule, the Corporate Guaranty dated the date hereof (the "Guaranty") from Debtor in favor of Secured Party and the Trust (as hereinafter defined) and (b) Tarrant Apparel Group ("Tarrant") to Secured Party, now existing or hereafter arising under that certain Loan Agreement dated the date hereof, the Promissory Note dated the date hereof from Tarrant to Secured Party in the original principal amount of U.S. $12,500,000.00 and the Debt Documents (as defined in the Loan Agreement), and any renewals, extensions and modifications of any such debts, obligations and liabilities (all of the foregoing being hereinafter referred to as the "Indebtedness").

The parties hereto expressly acknowledge that Secured Party, Debtor and GE Capital Bank, S.A., Division Fiduciaria, Institucion de Banca Multiple, Grupo Financiero GE Capital (a Mexican Banking Institution duly authorized to act as such - the "Trustee"), are parties to that certain Administration Trust Agreement number _______dated ______________, 1999 (the "Trust"), wherein Secured Party has placed the Collateral to further secure Debtor's obligations to Secured Party under this Agreement. In connection with the foregoing and without prejudice to Secured Party's rights hereunder and under the Trust, Secured Party hereby agrees not to give any instructions to the Trustee to relocate or assert control over the Collateral unless an Event of Default (as this term is defined in Section 7 below) occurs hereunder and Debtor receives the notice required pursuant to the terms of the Trust. Secured Party and Debtor further agree that, in the event of an inconsistency between the terms and conditions of this Agreement and the terms and conditions of the Trust, the terms of this Agreement shall govern the resolution of any dispute between Secured Party and Debtor relating to the Collateral.

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

     Debtor hereby represents, warrants and covenants as of the date hereof and as of the date of execution of each Collateral Schedule hereto that:

     (a) Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the first paragraph of this Agreement, has its chief executive offices at the location set forth in such paragraph, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

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     (b)  Debtor has adequate power and capacity to enter into, and to perform its obligations, under this Agreement, the Guaranty and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing being hereinafter referred to as the "Debt Documents");

     (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable under all applicable laws in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

     (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by, Debtor of any of the Debt Documents, except such as may have already been obtained;

     (e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to, any indenture mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

     (f) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Debtor which if adversely decided against Debtor would, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents;

     (g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change;

     (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

     (i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in the care and use thereof;

     (j) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement;

     (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of every kind, nature and description, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the reasonable judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such permitted liens being hereinafter referred to as "Permitted Liens");

     (l) Debtor has good and marketable title to its assets as disclosed on any balance sheets supplied to Secured Party pursuant to this Agreement, including, without limitation, the Collateral. Such property and assets (including, without limitation, the Collateral) are subject to no lien or encumbrance of any kind, except for liens arising pursuant to or expressly permitted by this Agreement; and

     (m) The real estate where the Collateral is and shall be located throughout the term hereof is located at the location set forth on the applicable Collateral Schedule, and such real estate is free and clear of any lien or encumbrance of any kind whatsoever and such is evidenced by a certificate of no lien

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(Certificado de Libertad de Gravamenes) issued by the Public Registry of the
State in which the real estate is located, a copy of which shall be delivered by Debtor to Secured Party.

3.   COLLATERAL.

     (a) Until the declaration of an Event of Default hereunder and at all times subject to the Trust, Debtor shall remain in possession of the Collateral; provided, however, that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral which because of its nature may require that Secured Party's security interest therein be perfected by possession. Secured Party, its successors and assigns, and their respective agents, shall have the right to examine and inspect any of the Collateral at any time during normal business hours upon reasonable notice.

     (b)  Debtor shall (i) use the Collateral only in its trade or business,
(ii) maintain all of the Collateral in good condition and working order, (iii) use and maintain the Collateral only in compliance with all applicable laws, and
(iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

     (c) Subject to the terms of the Trust, Debtor shall not, without the prior written consent of Secured Party, (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from its original location, or (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

     (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on the use thereof, or on this Agreement or any of the other Debt Documents. Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral or to effect compliance with the terms of this Agreement or any of the other Debt Documents in the event Debtor fails to do so in accordance with the terms hereof. Debtor shall reimburse Secured Party, on demand, for any and all costs and expenses incurred by Secured Party in connection therewith and agrees that such reimbursement obligation shall be secured hereby.

     (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party, its successors and assigns, and their respective agents, shall have the right to examine, inspect, and make extracts from all of Debtor's books and records relating to the Collateral at any time during normal business hours upon reasonable notice.

     (f) Any third person at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent of, and as pledge holder for, Secured Party. At any time and from time to time, Secured Party may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

     (g) Debtor shall not, without the prior written consent of Secured Party, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber the real estate where the Collateral is and shall be located throughout the term hereof. Secured Party's consent as aforesaid, shall be conditioned upon, among other things, Debtor securing from the lessee, mortgagee, creditor, landlord or otherwise, and delivering to Secured Party a waiver and subordination, in form and substance satisfactory to Secured Party, from said person, expressly acknowledging Secured Party's rights and interests in and to the Collateral. Notwithstanding the foregoing, and among other conditions at Secured Party's sole discretion, such waiver and subordination shall expressly and irrevocably afford Secured Party, at no cost to Secured Party, the right to maintain the Collateral at said location, for at least 180 days following the date any such mortgagee, creditor, landlord or other interested party exercises its respective rights under the relevant mortgage, lease or security document.

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4.   INSURANCE.

     The Collateral shall at all times be held at Debtor's risk, and Debtor shall keep it insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and where requested by Secured Party, against other risks as required thereby, for the full replacement value thereof, with companies, in amounts and under policies acceptable to Secured Party. Debtor shall, if Secured Party so requires, deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as loss payee thereunder, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide for thirty (30) days written notice to Secured Party of the cancellation or material modification thereof. Debtor hereby appoints Secured Party as its attorney in fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any such insurance policies. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness secured hereby.

5.   REPORTS.

     (a) Debtor shall promptly notify Secured Party in the event of (i) any change in the name of Debtor, (ii) any relocation of its chief executive offices, (iii) any relocation of any of the Collateral, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance attaching or being made against any of the Collateral other than Permitted Liens.

     (b) Debtor will deliver to Secured Party Debtor's complete financial statements, certified by a recognized firm of certified public accountants, within ninety (90) days of the close of each fiscal year of Debtor. Debtor will also deliver to Secured Party copies of Debtor's quarterly financial reports certified by Debtor's chief financial officer, within ninety (90) days after the close of each of Debtor's fiscal quarter. Debtor will deliver to Secured Party copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission. Any and all financial statements submitted and to be submitted to Secured Party have and will have been prepared on a basis of generally accepted accounting principles, and are and will be complete and correct and fairly present Debtor's financial condition as at the date thereof. Secured Party may at any reasonable time examine the books and records of Debtor and make copies thereof upon reasonable notice.

6.   FURTHER ASSURANCES.

     (a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements and any other public filings) and do such other acts and things, as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord, lessor, or mortgagee waivers, and similar documents as may be from time to time requested by, and which are in form and substance satisfactory to, Secured Party.

     (b) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against any and all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any of the Collateral except claims arising as a result of the gross negligence or intentional misconduct of Secured Party or Trustee.

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7.   EVENTS OF DEFAULT.

     Debtor shall be in default under this Agreement and each of the other Debt Documents upon the occurrence of any of the following "Event(s) of Default":

     (a) Debtor fails to pay any installment or other amount due or coming due under any of the Debt Documents within ten (10) days after its due date;

     (b) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

     (c) Debtor fails to procure, or maintain in effect at all times, any of the insurance on the Collateral in accordance with Section 4 of this Agreement;

     (d) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure the same within thirty (30) days after written notice thereof;

     (e) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect when made;

     (f) Any of the Collateral being subjected to, attachment, execution, levy, seizure or confiscation in any legal proceeding;

     (g) Any default by Debtor under any other agreement between Debtor and Secured Party;

     (h) Any dissolution, termination of existence, insolvency or business failure of Debtor;

     (i) The appointment of a receiver for all or of any part of the property of Debtor, or any assignment for the benefit of creditors by Debtor;

     (j) The filing of a petition by Debtor under any bankruptcy, insolvency or similar law, or the filing of any such petition against Debtor if the same is not dismissed within thirty (30) days of such filing;

     (k) Debtor defaults under any other material obligation for (i) borrowed money, (ii) the deferred purchase price of property or (iii) payments due under any lease agreement;

     (l) Debtor shall have consolidated with, merged into or conveyed or leased substantially all of its assets as an entirety to any person (such actions being referred to as an "Event"), unless not less than sixty (60) days prior to such
Event: (x) such person is organized and existing under the laws of the United States or any state, and executes and delivers to Secured Party an agreement containing an effective assumption by such person of the due and punctual performance of this Agreement or guaranty thereof, as the case may be, and (y) Secured Party is reasonably satisfied as to the credit worthiness of such person; or

     (m) Tarrant shall not own the majority of Debtor's outstanding capital stock at any time.

8.   REMEDIES ON DEFAULT.


     (a) Upon the occurrence of an Event of Default under this Agreement, the Secured Party, at its option, may declare any or all of the Indebtedness, to be immediately due and payable, without demand or notice to Debtor or Tarrant. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the lower of the Prime Rate (as hereinafter defined) plus three percent (3%) per annum or the maximum rate not prohibited by applicable law. As used herein, "Prime Rate" shall mean the floating and fluctuating per annum rate of interest of Citibank, N.A. (the

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"Bank") at any time or from time to time established and declared by the Bank in its sole and absolute discretion as its prime rate. The Prime Rate does not necessarily represent the lowest rate of interest charged by the Bank to borrowers.

     (b) Upon such declaration of default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession and/or remove said Collateral from said premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default; and/or (v) maintain the Collateral at the premises at which the Collateral is located, and use such premises for any of the purposes stated herein, for 180 days after Secured Party takes possession of the Collateral free of any rent or cost to Secured Party. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice which Secured Party is required to give to Debtor under the Uniform Commercial Code or the laws of the jurisdiction in which the Collateral is located of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

     (c) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation reasonable attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other indebtedness then due and owing (whether by acceleration or otherwise) of Debtor to Secured Party, whether as obligor, endorsor/endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

     (d) In the event this Agreement, any Note or any other Debt Documents are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision hereof, Debtor agrees to pay all reasonable attorneys' fees incurred by Secured Party, and further agrees that payment of such fees is secured hereunder.

     (e) Secured Party's rights and remedies hereunder or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     (f) DEBTOR HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER

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IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING,
AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS
OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO
A TRIAL BY THE COURT.

9.   MISCELLANEOUS.

     (a) This Agreement and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor hereby waives and agrees not to assert against any such assignee, or assignee's assigns, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee.

     (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth hereinabove (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in Puebla, Mexico, Los Angeles, California or New York, New York are required or authorized to be closed.

     (c) Time is of the essence hereof. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

     (d) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter hereof and supercede all prior understandings (whether written, verbal or implied) with respect thereto. This Agreement and its Collateral Schedules shall not be changed or terminated orally or by course of conduct, but only by a writing signed by both parties hereto. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation hereof.

     (e) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party. The surrender, upon payment or otherwise, of the Guaranty, the Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated in the event that Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

     (f) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT.

     (g) Debtor acknowledges that it has been advised that General Electric Capital Corporation may act hereunder for itself and as agent for certain third parties (each being herein referred to as a "Participant"); and that the interest of the Secured Party in this Agreement, the Collateral Schedules, the Notes, related instruments and documents and/or the Collateral may be conveyed to, in whole or in part,

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and may be used as security for financing obtained from, one or more third parties without the consent of Debtor (the "Syndication"). Debtor agrees reasonably to cooperate with Secured Party in connection with the Syndication, including the execution and delivery of such other documents, instruments, notices, certificates and acknowledgements as reasonably may be required by Secured Party or such Participant; provided, however, in no event shall Debtor be required to consent to any change that would adversely affect any of the economic terms of the transactions contemplated herein.

IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:
General Electric Capital Corporation

By:__________________________________

Title:_______________________________

DEBTOR:
Tarrant Mexico, S de R.L. de C.V.

By:   /s/ Corazon R. Reyes
   ----------------------------------

Title:_______________________________

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